UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No. [ ])

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[ ]    Soliciting Material Pursuant to § 240.14a-12.

TRUST FOR PROFESSIONAL MANAGERS

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TRUST FOR PROFESSIONAL MANAGERS
c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202
February 23, 2022
Dear Shareholder:
The Board of Trustees of Trust for Professional Managers (the “Trust”) has called a special joint meeting of shareholders concerning each series of the Trust listed below (each, a “Fund,” and together, the “Funds”):

Barrett Growth Fund	Marketfield Fund
Bright Rock Mid Cap Growth Fund	Performance Trust Credit Fund
Bright Rock Quality Large Cap Fund	Performance Trust Municipal Bond Fund
Convergence Long/Short Equity Fund	Performance Trust Strategic Bond Fund
CrossingBridge Low Duration High Yield Fund	PMC Core Fixed Income Fund
CrossingBridge Pre-Merger SPAC ETF	PMC Diversified Equity Fund
CrossingBridge Responsible Credit Fund	Rockefeller Climate Solutions Fund
CrossingBridge Ultra-Short Duration Fund	Rockefeller Core Taxable Bond Fund
Dearborn Partners Rising Dividend Fund	Rockefeller Equity Allocation Fund
Jensen Global Quality Growth Fund	Rockefeller Intermediate Tax Exempt National Bond Fund
Jensen Quality Value Fund	Rockefeller Intermediate Tax Exempt New York Bond Fund
Mairs & Power Minnesota Municipal Bond ETF	Terra Firma US Concentrated Realty Equity Fund
The special joint meeting of shareholders will be held at the offices of U.S. Bank Global Fund Services, administrator to the Funds, located at 615 East Michigan Street, Milwaukee, Wisconsin, 53202 on April 6, 2022, at 11:00 AM Central Time, or any adjournments or postponements thereof (the “Special Meeting”). The purpose of the Special Meeting is to elect four Trustees to the Board of Trustees (the “Board”) of the Trust. We intend to hold the Special Meeting in person. However, in light of the evolving COVID-19 pandemic, additional procedures or limitations on Special Meeting attendees may be imposed and the location of the Special Meeting may be held in a different location or solely virtually by means of remote communication. Any such updates will be announced on https://vote.proxyonline.com/TPM/docs/trust2022.pdf, and you are encouraged to check this website prior to the Special Meeting if you plan to attend in person. You are encouraged to consider your options to vote by internet, telephone, or mail, as discussed in the enclosed Proxy Card, in advance of the Special Meeting in the event that, as of April 6, 2022, in-person attendance at the Special Meeting is either prohibited under a federal, state or local order or contrary to the advice of public health care officials.

At the Special Meeting, shareholders of the Funds will be asked to elect four nominees, Mr. Vincent P. Lyles, Mr. Erik K. Olstein, Ms. Lisa Zúñiga Ramírez and Mr. Gregory M. Wesley (the “Nominees”), to the Board. The Nominating Committee of the Board, which is composed entirely of the Trustees who are not “interested persons” of the Trust (each, an “Independent Trustee”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), has recommended to the Board the nomination of, and the Board has, in turn, nominated, each of Mr. Vincent P. Lyles, Mr. Erik K. Olstein, Ms. Lisa Zúñiga Ramírez and Mr. Gregory M. Wesley, to join the Board as Trustees.
If you are a shareholder of record of a Fund as of the close of business on February 7, 2022, you are entitled to vote at the Special Meeting and at any adjournment or postponement thereof.
Enclosed you will find a Notice of Special Joint Meeting of Shareholders, Proxy Statement and a Proxy Card. These materials contain important information about the matters to be considered at the Special Meeting, including each Nominee’s qualifications and the voting process for shareholders of the Funds. Please read the materials carefully and vote promptly. There are several ways to vote, including by returning your proxy card in the postage-paid
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envelope. You also may vote over the internet or by telephone. Please refer to the Proxy Card for further instruction on how to vote.

Your vote is very important regardless of the number of Fund shares you own. The Board of Trustees of the Trust has unanimously approved the proposals and recommends that read the enclosed materials carefully and vote in favor of each proposal.

Fund/Fund Family	Investment Adviser	Fund Phone Number
Barrett Growth Fund	Barrett Asset Management, LLC	877-363-6333
Bright Rock Funds Bright Rock Mid Cap Growth Fund Bright Rock Quality Large Cap Fund	Bright Rock Capital Management, LLC	866-273-7223
Convergence Long/Short Equity Fund	Convergence Investment Partners, LLC,	877-677-9414
CrossingBridge Funds CrossingBridge Low Duration High Yield Fund CrossingBridge Pre-Merger SPAC ETF CrossingBridge Responsible Credit Fund CrossingBridge Ultra-Short Duration Fund	CrossingBridge Advisors, LLC	888-898-2780 800-617-0004
Dearborn Partners Rising Dividend Fund	Dearborn Partners, L.L.C.	888-983-3380
Jensen Funds Jensen Global Quality Growth Fund Jensen Quality Value Fund	Jensen Investment Management, Inc.	800-992-4144
Mairs & Power Minnesota Municipal Bond ETF	Mairs & Power, Inc.	855-839-2800
Marketfield Fund	Marketfield Asset Management LLC	800-311-6583
Performance Trust Funds Performance Trust Credit Fund Performance Trust Municipal Bond Fund Performance Trust Strategic Bond Fund	PT Asset Management, LLC (DBA: Performance Trust Asset Management)	877-738-9095
PMC Funds PMC Core Fixed Income Fund PMC Diversified Equity Fund	Envestnet Asset Management, Inc.	866-762-7338
Rockefeller Funds
Rockefeller Climate Solutions Fund
Rockefeller Core Taxable Bond Fund
Rockefeller Equity Allocation Fund
Rockefeller Intermediate Tax Exempt National Bond Fund
Rockefeller Intermediate Tax Exempt New York Bond Fund
	Rockefeller & Co. LLC	855-369-6209
Terra Firma US Concentrated Realty Equity Fund	Terra Firma Asset Management, LLC	844-408-3772

If you have any questions, please contact U.S. Bank Global Fund Services at the toll-free number above shown opposite your Fund’s name.

Thank you for your continued support.

Sincerely,

/s/ John P. Buckel
John P. Buckel
President
Trust for Professional Managers

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Voting is quick and easy. Delay may cause the Funds to incur additional expenses to solicit votes for the Special Meeting. Everything you need is enclosed. To cast your vote:
•MAIL: Complete the enclosed Proxy Card. BE SURE TO SIGN THE PROXY CARD before mailing it in the postage-paid envelope.
•PHONE: Call the toll-free number on the enclosed Proxy Card. Enter the control number on the Proxy Card and follow the instructions.
•INTERNET: Visit the website indicated on the enclosed Proxy Card. Enter the control number on the Proxy Card and follow the instructions.
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NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 6, 2022

TRUST FOR PROFESSIONAL MANAGERS
c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

NOTICE IS HEREBY GIVEN that a special joint meeting of shareholders of each series of Trust for Professional Managers (the “Trust”) listed below (each, a “Fund,” and together, the “Funds”) will be held at the offices of U.S. Bank Global Fund Services, administrator to the Funds, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202 on April 6, 2022, at 11:00 a.m. Central Time, or any adjournments or postponements thereof (the “Special Meeting”):

Barrett Growth Fund	Marketfield Fund
Bright Rock Mid Cap Growth Fund	Performance Trust Credit Fund
Bright Rock Quality Large Cap Fund	Performance Trust Municipal Bond Fund
Convergence Long/Short Equity Fund	Performance Trust Strategic Bond Fund
CrossingBridge Low Duration High Yield Fund	PMC Core Fixed Income Fund
CrossingBridge Pre-Merger SPAC ETF	PMC Diversified Equity Fund
CrossingBridge Responsible Credit Fund	Rockefeller Climate Solutions Fund
CrossingBridge Ultra-Short Duration Fund	Rockefeller Core Taxable Bond Fund
Dearborn Partners Rising Dividend Fund	Rockefeller Equity Allocation Fund
Jensen Global Quality Growth Fund	Rockefeller Intermediate Tax Exempt National Bond Fund
Jensen Quality Value Fund	Rockefeller Intermediate Tax Exempt New York Bond Fund
Mairs & Power Minnesota Municipal Bond ETF	Terra Firma US Concentrated Realty Equity Fund
We intend to hold the Special Meeting in person. However, in light of the evolving COVID-19 pandemic, additional procedures or limitations on Special Meeting attendees may be imposed and the location of the Special Meeting may be held in a different location or solely virtually by means of remote communication. Any such updates will be announced on https://vote.proxyonline.com/TPM/docs/trust2022.pdf, and you are encouraged to check this website prior to the Special Meeting if you plan to attend in person. You are encouraged to consider your options to vote by internet, telephone, or mail, as discussed in the enclosed Proxy Card, in advance of the Special Meeting in the event that, as of April 6, 2022, in-person attendance at the Special Meeting is either prohibited under a federal, state or local order or contrary to the advice of public health care officials.
At the Special Meeting, shareholders of the Funds will be asked to consider and approve the following proposals, which are more fully described in the accompanying Proxy Statement:
PROPOSAL 1:    To approve the election of four Trustees to the Board of Trustees of the Trust to serve until his or her successor is elected and qualified.
PROPOSAL 2:    To approve one or more adjournments of the Special Meeting to a later date to solicit additional proxies.
THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.
A shareholder of record of a Fund as of the close of business on February 7, 2022 is entitled to vote at the Special Meeting and at any adjournment or postponement thereof.
Please read the accompanying Proxy Statement. Your vote is very important regardless of the number of Fund shares you own. Shareholders who do not expect to attend the Special Meeting are requested to complete, sign and promptly return the enclosed Proxy Card so that a quorum will be present and a maximum number of shares may be voted for each respective Fund. In the alternative, please call the toll-free number on the enclosed Proxy
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Card to vote by telephone or go to the website shown on the enclosed Proxy Card to vote over the internet. You may revoke your proxy prior to the Special Meeting by giving written notice of such revocation to the Secretary of the Trust prior to the Special Meeting by delivering a subsequently dated Proxy Card by any of the methods described above, or by voting in-person at the Special Meeting.
By order of the Board of Trustees of the Trust:

/s/ Jay S. Fitton
Jay S. Fitton
Secretary
Trust for Professional Managers

February 23, 2022

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TRUST FOR PROFESSIONAL MANAGERS
c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

PROXY STATEMENT
February 23, 2022
FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 6, 2022

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the “Board”) of Trust for Professional Managers (the “Trust”) of proxies to be voted at the special joint meeting of shareholders of the Trust to be held at the offices of U.S. Bank Global Fund Services, administrator to the Funds, located at 615 East Michigan Street, Milwaukee, Wisconsin, 53202 on April 6, 2022, at 11:00 AM Central Time, or any adjournments or postponements thereof (the “Special Meeting”). We intend to hold the Special Meeting in person. However, in light of the evolving COVID-19 pandemic, additional procedures or limitations on Special Meeting attendees may be imposed and the location of the Special Meeting may be held in a different location or solely virtually by means of remote communication. Any such updates will be announced on https://vote.proxyonline.com/TPM/docs/trust2022.pdf, and you are encouraged to check this website prior to the Special Meeting if you plan to attend in person. You are encouraged to consider your options to vote by internet, telephone, or mail, as discussed in the enclosed Proxy Card, in advance of the Special Meeting in the event that, as of April 6, 2022, in-person attendance at the Special Meeting is either prohibited under a federal, state or local order or contrary to the advice of public health care officials.
PROPOSAL 1:    To approve the election of four Trustees to the Board of Trustees of the Trust to serve until his or her successor is elected and qualified.
PROPOSAL 2:    To approve one or more adjournments of the Special Meeting to a later date to solicit additional proxies.
Shareholders of record at the close of business on the record date, February 7, 2022 (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting. The Notice of Special Joint Meeting of Shareholders (the “Notice”), this Proxy Statement and the enclosed Proxy Card are being mailed to Shareholders on or after February 23, 2022.
The Trust is a Delaware statutory trust organized on May 29, 2001, and is registered with the Securities and Exchange Commission as an open-end management investment company. Each Fund is a series of the Trust and has its own investment objective and policies. The Trust currently consists of 24 separate series with different fiscal year-ends. Shareholders of each Fund in the Trust are being solicited to vote on the Proposals. The following is a list of the Funds in the Trust being solicited to vote on the Proposals in this Proxy Statement:

Fund/Fund Family	Investment Adviser	Fiscal Year End	Fund Phone Number
Barrett Growth Fund	Barrett Asset Management, LLC	May 31	877-363-6333
Bright Rock Funds Bright Rock Mid Cap Growth Fund Bright Rock Quality Large Cap Fund	Bright Rock Capital Management, LLC	February 28	866-273-7223
Convergence Long/Short Equity Fund	Convergence Investment Partners, LLC	November 30	877-677-9414

Fund/Fund Family	Investment Adviser	Fiscal Year End	Fund Phone Number
CrossingBridge Funds CrossingBridge Low Duration High Yield Fund CrossingBridge Pre-Merger SPAC ETF CrossingBridge Responsible Credit Fund CrossingBridge Ultra-Short Duration Fund	CrossingBridge Advisors, LLC	September 30	888-898-2780 800-617-0004
Dearborn Partners Rising Dividend Fund	Dearborn Partners L.L.C.	February 28	888-983-3380
Jensen Funds Jensen Global Quality Growth Fund Jensen Quality Value Fund	Jensen Investment Management, Inc.	May 31	800-992-4144
Mairs & Power Minnesota Municipal Bond ETF	Mairs & Power, Inc.	December 31	855-839-2800
Marketfield Fund	Marketfield Asset Management LLC	December 31	800-311-6583
Performance Trust Funds Performance Trust Credit Fund Performance Trust Municipal Bond Fund Performance Trust Strategic Bond Fund	PT Asset Management, LLC	August 31	877-738-9095
PMC Funds PMC Core Fixed Income Fund* PMC Diversified Equity Fund	Envestnet Asset Management, Inc. *Sub-advised by Neuberger Berman Investment Advisers, LLC	August 31	866-762-7338
Rockefeller Funds
Rockefeller Climate Solutions Fund
Rockefeller Core Taxable Bond Fund
Rockefeller Equity Allocation Fund
Rockefeller Intermediate Tax Exempt National Bond Fund
Rockefeller Intermediate Tax Exempt New York Bond Fund
	Rockefeller & Co. LLC (d/b/a Rockefeller Capital Management)	November 30	855-369-6209
Terra Firma US Concentrated Realty Equity Fund	Terra Firma Asset Management, LLC	December 31	844-408-3772
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting

This Proxy Statement is available on the internet at https://vote.proxyonline.com/TPM/docs/trust2022.pdf. You may request a copy by mail (Trust for Professional Managers, c/o U.S. Bank Global Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701). You may also call for information on how to obtain directions to be able to attend the Special Meeting and vote in person.

Financial statements for each of the Funds are included in the Annual Report of each Fund for the fiscal year-end date noted above, which have previously been delivered or made available to Fund shareholders. Shareholders may obtain copies of the applicable Annual Report or Semi-Annual Report free of charge by writing to the Trust, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by calling toll-free at the number above shown opposite your Fund’s name.
PROPOSAL 1 –     ELECTION OF TRUSTEES TO THE BOARD OF THE TRUST
At the Special Meeting, shareholders of the Funds will be asked to elect four Trustees to the Board. Currently, the Board is composed of two Trustees who are not “interested persons” of the Trust (“Independent Trustees”) as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) – Dr. Michael D. Akers and Mr. Gary A. Drska – and one Trustee who is an “interested person” of the Trust – Mr. Joseph C.

Neuberger. Each of Dr. Akers, Mr. Drska and Mr. Neuberger were previously elected to the Board by the initial shareholder of the Trust in 2001.
At a meeting of the Nominating Committee held on December 17, 2021, the Nominating Committee, which is composed solely of the Independent Trustees, considered and recommended that the number of Trustees of the Board be increased from three to seven and that Mr. Vincent P. Lyles, Mr. Erik K. Olstein, Ms. Lisa Zúñiga Ramírez and Mr. Gregory M. Wesley (together, the “Nominees”), each of whom qualify as an Independent Trustee, fill the vacant positions on the Board created by the increase in the number of Trustees on the Board. The Board of Trustees reviewed the recommendations of the Nominating Committee in materials presented to them and approved the increase in the number of Trustees of the Board from three to seven and the nomination of the Nominees at the Board meeting on December 17, 2021.
The persons named as proxies intend to vote FOR the election of the Nominees as Trustees of the Trust unless such authority has been withheld on the proxy card. Each Nominee has agreed to be named in this Proxy Statement and to serve if elected. The Board has no reason to believe that any Nominee will become unavailable for election as a Trustee. However, if that should occur before the Special Meeting, your proxy will be voted for the Nominees recommended by the Board to fill the vacancies.
THE BOARD RECOMMENDS THAT SHAREHOLDERS OF THE TRUST VOTE “FOR” THE ELECTION OF EACH TRUSTEE NOMINEE TO THE BOARD OF THE TRUST.

Trustees and Officers

The Board of Trustees is responsible for the oversight of the management and operations of the Trust and regularly reviews the activities of the Trust’s officers, who are responsible for the day-to-day operations of the Trust. The Trustees and officers of the Trust are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years.

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in the Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Michael D. Akers, Ph.D. 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1955	Trustee	Indefinite Term; Since August 22, 2001	24	Professor Emeritus, Department of Accounting (June 2019-present), Professor, Department of Accounting (2004-2019), Chair, Department of Accounting (2004-2017), Marquette University.	Independent Trustee, USA MUTUALS (an open-end investment company) (2001-2021).
Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1956	Trustee	Indefinite Term; Since August 22, 2001	24	Retired; Former Pilot, Frontier/Midwest Airlines, Inc. (airline company) (1986-2021).	Independent Trustee, USA MUTUALS (an open-end investment company) (2001-2021).

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in the Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee
Joseph C. Neuberger* 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1962	Chairperson and Trustee	Indefinite Term; Since August 22, 2001	24	President (2017-present), Chief Operating Officer (2016-2020), Executive Vice President (1994-2017), U.S. Bancorp Fund Services, LLC.	Trustee, Buffalo Funds (an open-end investment company) (2003-2017); Trustee, USA MUTUALS (an open-end investment company) (2001-2018).
Nominees for Independent Trustee
Vincent P. Lyles 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1961	Trustee Nominee	N/A	24	System Vice President of Community Relations, Advocate Aurora Health Care (health care provider) (2019-present); President and Chief Executive Officer, Boys & Girls Club of Greater Milwaukee (2012-2018).
					Independent Director, BMO Funds, Inc. (an open-end investment company) (2017-2022).
Erik K. Olstein 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1967	Trustee Nominee	N/A	24	Retired; President and Chief Operating Officer (2000-2020), Vice President of Sales and Chief Operating Officer (1995-2000), Olstein Capital Management, L.P. (asset management firm); Secretary and Assistant Treasurer, The Olstein Funds (1995-2018).
					Trustee, The Olstein Funds (an open-end investment company) (1995-2018).

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in the Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Lisa Zúñiga Ramírez 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1969	Trustee Nominee	N/A	24	Retired; Principal and Senior Portfolio Manager, Segall, Bryant & Hamill, LLC (asset management firm) (2018-2020); Partner and Senior Portfolio Manager, Denver Investments LLC (asset management firm) (2009-2018).
N/A
Gregory M. Wesley 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1969	Trustee Nominee	N/A	24	Senior Vice President of Strategic Alliances and Business Development, Medical College of Wisconsin (2016-present).	N/A
Officers
John P. Buckel 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1957	President and Principal Executive Officer	Indefinite Term; Since January 24, 2013	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2004-present).	N/A
Jennifer A. Lima 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1974	Vice President, Treasurer and Principal Financial and Accounting Officer	Indefinite Term; Since January 24, 2013	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2002-present).	N/A
Deanna B. Marotz 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1965	Chief Compliance Officer, Vice President and Anti-Money Laundering Officer	Indefinite Term; Since October 21, 2021	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (2021-present); Chief Compliance Officer, Keeley-Teton Advisors, LLC and Teton Advisors, Inc (2017-2021); Chief Compliance Officer, Keeley Asset Management Corp. (2015-2017).
N/A

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in the Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Jay S. Fitton 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1970	Secretary	Indefinite Term; Since July 22, 2019	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2019-present); Partner, Practus, LLP (2018-2019); Counsel, Drinker Biddle & Reath LLP (2016-2018).	N/A
Kelly A. Strauss 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1987	Assistant Treasurer	Indefinite Term; Since April 23, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2011-present).	N/A
Melissa Aguinaga 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1987	Assistant Treasurer	Indefinite Term; Since July 1, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2010-present).	N/A
Laura A. Carroll 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1985	Assistant Treasurer	Indefinite Term; Since August 20, 2018	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2007-present).	N/A
*Mr. Neuberger is deemed to be an “interested person” of the Trust as defined by the 1940 Act due to his position and material business relationship with the Trust.

During the year ended December 31, 2021, the Board held nine meetings, including regular and special meetings. All of the incumbent Trustees attended 100% of the Board meetings and the meetings of the Board committees on which they served. The Trust does not have a policy with respect to Board members’ attendance at shareholder meetings.

Role of the Board

The Board of Trustees provides oversight of the management and operations of the Trust. Like all funds, the day-to-day responsibility for the management and operation of the Trust is the responsibility of various service providers to the Trust and its individual series. The Board is also responsible for appointing officers of the Trust, who are responsible for monitoring and reporting to the Board on the Trust’s day-to-day operations. The Board has also appointed a Chief Compliance Officer who reports directly to the Board and administers the Trust’s compliance program.

Board Leadership Structure

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. As noted above, the Board is currently composed of two Independent Trustees – Dr. Michael D. Akers and Mr. Gary A. Drska – and one Interested Trustee – Mr. Joseph C. Neuberger. Accordingly, two-thirds of the members of the Board are Independent Trustees. The Board of Trustees has established three standing committees, an Audit Committee, a Nominating Committee and a Valuation Committee, each of which are discussed in greater detail under “Board Committees” below. Each of the Audit Committee and the Nominating Committee is composed entirely of Independent Trustees. The Independent Trustees have engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Trust.

The Trust’s Chairperson, Mr. Neuberger, is deemed to be an “interested person” of the Trust, as defined by the 1940 Act, due to his position and material business relationship with the Trust. Mr. Neuberger also serves as President of U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services (“Fund Services”), administrator to the Funds. The Trust has not appointed a lead Independent Trustee.

In accordance with the fund governance standards prescribed under the 1940 Act, the Independent Trustees on the Nominating Committee select and nominate all candidates for Independent Trustee positions. Each Trustee and Nominee was appointed to serve on the Board of Trustees because of his or her experience, qualifications, attributes and skills as set forth in the sections entitled “Information about Each Trustee’s Qualification, Experience, Attributes or Skills” and “Information about Each Nominee’s Qualification, Experience, Attributes or Skills” below.

The Board reviews its structure regularly in light of the characteristics and circumstances of the Trust, including: the unaffiliated nature of each investment adviser and the Fund(s) managed by such adviser; the number of Funds that comprise the Trust; the variety of asset classes that those Funds reflect; the net assets of the Trust; the committee structure of the Trust; and the independent distribution arrangements of each of the Funds.

The Board has determined that the function and composition of the Audit Committee and the Nominating Committee are appropriate to address any potential conflicts of interest that may arise from the Chairperson’s status as an Interested Trustee. In addition, the inclusion of all Independent Trustees as members of the Audit Committee and the Nominating Committee allows all such Trustees to participate in the full range of the Board’s oversight duties, including oversight of risk management processes discussed below. Given the specific characteristics and circumstances of the Trust as described above, the Trust has determined that the Board’s leadership structure is appropriate.

Board Oversight of Risk Management

As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel, including personnel of the Trust’s service providers. Because risk management is a broad concept composed of many elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.), the oversight of different types of risks is handled in different ways. For example, the Trust’s Chief Compliance Officer regularly reports to the Board during Board meetings and meets in executive session with the Independent Trustees and their legal counsel to discuss compliance and operational risks. In addition, the Independent Trustee designated as the Audit Committee’s “audit committee financial expert” meets with the Treasurer and each Fund’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The full Board receives reports from the investment advisers to the Funds and the portfolio managers as to investment risks as well as other risks that may be discussed during Audit Committee meetings.

Board Committees

The Trust has three standing committees: the Audit Committee, Nominating Committee and Valuation Committee.

Audit Committee. The Audit Committee is composed of all the Independent Trustees, Dr. Michael D. Akers and Mr. Gary A. Drska. The Audit Committee reviews financial statements and other audit-related matters for the Funds. The Audit Committee also holds discussions with management and with each of the Fund’s independent auditors concerning the scope of the audit and the auditors’ independence. Dr. Akers is designated as the Audit Committee chairman and serves as the Audit Committee’s “audit committee financial expert.” The Audit Committee meets regularly with respect to the various series of the Trust. During the year ended December 31, 2021, the Audit Committee held six meetings.

Nominating Committee. The Nominating Committee is composed of the Independent Trustees, Dr. Michael D. Akers and Mr. Gary A. Drska. The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of trustee and meets only as necessary. As part of this process, the Nominating Committee considers criteria for selecting candidates sufficient to identify a diverse group of qualified individuals to serve as trustees. The Nominating Committee has a charter, a copy of which is included as Exhibit A. During the year ended December 31, 2021, the Nominating Committee held four meetings.

The Nominating Committee will consider nominees recommended by shareholders for vacancies on the Board. Recommendations for consideration by the Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed nominee, and such recommendation must comply with the notice provisions set forth in the Trust’s Nominating Committee charter. In general, to comply with such procedures, such nominations, together with all required information, must be delivered to and received by the President of the Trust at the principal executive office of the Trust not later than 60 days prior to the shareholder meeting at which any such nominee would be voted on. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board.

Valuation Committee. The Trust has a Valuation Committee. The Valuation Committee is responsible for the following: (1) monitoring the valuation of the Funds’ securities and other investments; and (2) as required, when the Board is not in session, for determining the fair value of illiquid securities and other holdings after consideration of all relevant factors, which determinations are reported to the Board. The Valuation Committee is currently composed of Mr. John Buckel, Ms. Jennifer Lima, Ms. Kelly Strauss and Ms. Melissa Aguinaga, who each serve as an officer of the Trust. The Valuation Committee meets as necessary when a price for a portfolio security is not readily available.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills

The Board believes that each of the Trustees has the qualifications, experience, attributes and skills appropriate to his continued service as a Trustee of the Trust in light of the Trust’s business and structure. The Trustees have substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and assess information provided to them. Certain of these business and professional experiences are set forth in detail in the table above. In addition, the Trustees have substantial board experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust.

In addition to the information provided in the table above, below is certain additional information concerning each individual Trustee. The information provided below, and in the table above, is not all-inclusive. Many of the Trustees’ qualifications to serve on the Board involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests. In conducting its annual self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust.

Michael D. Akers, Ph.D., CPA. Dr. Akers has served as an Independent Trustee of the Trust since 2001. Dr. Akers previously served as an independent trustee of USA Mutuals, an open-end investment company, from 2001 until June 2021. Dr. Akers has been a Professor Emeritus, Department of Accounting at Marquette University since June 2019, was Professor, Department of Accounting at Marquette University from 2004 to May 2019, was Chair of the Department of Accounting at Marquette University from 2004 to 2017, and was Associate Professor, Department of Accounting at Marquette University from 1996 to 2004. Dr. Akers is a certified public accountant, a certified fraud examiner, a certified internal auditor and a certified management accountant. Through his experience as an investment company trustee and his employment experience, Dr. Akers is experienced with financial, accounting, regulatory and investment matters.

Gary A. Drska. Mr. Drska has served as an Independent Trustee of the Trust since 2001. Mr. Drska previously served as an independent trustee of USA Mutuals from 2001 to June 2021. Mr. Drska previously served as a Pilot of Frontier/Midwest Airlines, Inc., an airline company, from 1986 to September 2021. Through his experience as an investment company trustee, Mr. Drska is experienced with financial, accounting, regulatory and investment matters.

Joseph C. Neuberger. Mr. Neuberger has served as a Trustee of the Trust since 2001. Mr. Neuberger previously served as a trustee of USA Mutuals from 2001 to 2018, and as a trustee of Buffalo Funds, an open-end investment company, from 2003 to 2017. Mr. Neuberger has served as President of Fund Services, a multi-line service provider to investment companies, since 2017. Mr. Neuberger previously served as Executive Vice President of Fund Services from 1994 to 2017 and as Chief Operating Officer of Fund Services from 2016 to 2020. Through his experience as an investment company trustee and his employment experience, Mr. Neuberger is experienced with financial, accounting, regulatory and investment matters.

Information about Each Nominee’s Qualification, Experience, Attributes or Skills

Vincent P. Lyles. Mr. Lyles has served as System Vice President of Community Relations at Advocate Aurora Health Care since 2019. He served as an Independent Director of BMO Funds, Inc., an open-end investment company, from 2017 until 2022. Mr. Lyles is a board member and finance committee member of Badger Mutual Insurance Company and a Trustee and member of the Committee of Student Experience & Mission on the Board of Trustees at Marquette University. Mr. Lyles previously served as President and Chief Executive Officer of the Boys & Girls Club of Greater Milwaukee (2012-2018), President of M&I Community Development Corporation (2006-2011), and as a Director of Public Finance of Robert W. Baird & Co. (1995-2006). He received his Juris Doctor degree from the University of Wisconsin-Madison Law School in 1987. Through his experience as an investment company trustee and his employment experience, Mr. Lyles is experienced with legal, financial, accounting, regulatory and investment matters.

Erik K. Olstein. Mr. Olstein served as President and Chief Operating Officer (2000-2020) and Vice President of Sales and Chief Operating Officer (1995-2000) at Olstein Capital Management, L.P., an asset management firm he co-founded. During his time at Olstein Capital Management, L.P., Mr. Olstein was responsible for fiduciary oversight and management of The Olstein Funds, an open-end investment company, where he served as Trustee, Secretary and Assistant Treasurer from 1995 to 2018. Mr. Olstein currently serves as President and Trustee of the Board of Trustees of the Trinity-Pawling School and has previously held Board positions with the American Friends of the National Museum of the Royal Navy, National Maritime Historical Society and U.S. Naval Service Personal Education Assistance Fund. Through his experience as an investment company trustee and his employment experience, Mr. Olstein is experienced with financial, accounting, regulatory and investment matters.

Lisa Zúñiga Ramírez, CFA®, FSA. Ms. Ramírez served as Senior Portfolio Manager at Segall Bryant & Hamill, LLC, an asset management firm, from 2018 to 2020. She served as Partner and Senior Portfolio Manager (2009-2018), Partner and Senior Equity Analyst (2002-2009) and Equity Analyst (1997-2002) at Denver Investments, LLC, an asset management firm that was acquired by Segall Bryant & Hamill, LLC in 2018. Ms. Ramírez currently serves as an Independent Director on the Bow River Capital Advisory Board, an asset management firm, and is a Director of the Denver Employees Retirement Plan. In addition, she serves on the boards of The Denver Foundation, NACD (National Association of Corporate Directors) Colorado Chapter, Latinas First Foundation and Vuela for Health. Ms. Ramírez is a CFA® charterholder (CFA® is a registered trademark owned by the CFA Institute) and holds the Fundamentals of Sustainability Accounting (FSA) credential from the Sustainability Accounting Standards Board. Through her employment experience, Ms. Ramírez is experienced with financial, accounting, ESG (environmental, social and governance), regulatory and investment matters.

Gregory M. Wesley. Mr. Wesley has served as Senior Vice President of Strategic Alliances and Business Development at the Medical College of Wisconsin since 2016. Prior to his current role at the Medical College of Wisconsin, he was a Partner at MWH Law Group LLP, a law firm (2016), and a Partner at Gonzalez, Saggio & Harlan LLP, a law firm (2002-2016). Mr. Wesley serves on the Board of Directors of the Metropolitan Milwaukee Association of Commerce, MHS Health Wisconsin, Versiti, Inc., and the Greater Milwaukee Committee. He also serves on the Board of Trustees of the Johnson Foundation at Wingspread and the Greater Milwaukee Foundation. He previously sat on the Board of Trustees of the Medical College of Wisconsin (2009-2016) and the Board of Directors of Park Bank Milwaukee (2015-2020). Mr. Wesley received his Juris Doctor degree from the University of Wisconsin-Madison Law School in 1997. Through his sustained employment and board experience, Mr. Wesley is experienced with legal, financial, accounting, regulatory and investment matters.

Ownership of Securities

As of February 7, 2022, no Trustee, Nominee or officer of the Trust beneficially owned shares of any of the Funds.

Furthermore, as of February 7, 2022, neither the Independent Trustees, Nominees nor members of their immediate families, owned securities beneficially, or of record, in any investment adviser to the Funds, any principal underwriter to the Funds or any of their respective affiliates. In addition, during the past five years, neither the Independent Trustees, the Nominees nor members of their immediate families have had a direct or indirect interest, the value of which exceeds $120,000 in: (i) any investment adviser to the Funds, any principal underwriter of the Funds or any of their respective affiliates, or (ii) any transaction or relationship in which such entity, the Funds, any officer of the Trust, or any of their affiliates was a party.

Compensation
The Independent Trustees receive from the Trust a retainer fee of $58,000 per year, $4,500 for each regular Board meeting attended and $1,000 for each special Board meeting attended telephonically, as well as reimbursement for expenses incurred in connection with attendance at Board meetings.(1) Members of the Audit Committee receive $2,000 for each meeting of the Audit Committee attended.(2) The chairman of the Audit Committee receives an annual retainer of $2,500. Interested Trustees do not receive any compensation for their service as Trustee. For the year ended December 31, 2021, the Trustees received the following compensation from the Trust:

Name of Person/Position	Aggregate Compensation from the Trust(3)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust(4) Paid to Trustees
Dr. Michael D. Akers, Independent Trustee(5)(6)	$98,333	None	None	$98,333
Gary A. Drska, Independent Trustee(5)	$95,833	None	None	$95,833
Jonas B. Siegel, Independent Trustee(7)	$59,750	None	None	$59,750
Joseph C. Neuberger, Interested Trustee	None	None	None	None
(1)Prior to May 1, 2021, the Independent Trustees received a retainer fee of $52,250 per year, and $4,000 for each regular Board meeting attended and $1,000 for each special Board meeting attended.
(2)Prior to May 1, 2021, members of the Audit Committee received $1,750 for each meeting of the Audit Committee attended.
(3)Trustees’ fees and expenses are allocated among each series comprising the Trust.
(4)There are currently 24 series comprising the Trust.
(5)Audit Committee member.
(6)Audit Committee chairman.
(7)Mr. Siegel retired as a Trustee of the Trust effective May 25, 2021.

PROPOSAL 2 – ADJOURNMENTS OF THE SPECIAL MEETING

The purpose of this Proposal 2 is to authorize the holder of proxies solicited under this Proxy Statement to vote the shares represented by the proxies in favor of the adjournment of the Special Meeting from time to time in order to allow more time to solicit additional proxies, as necessary, if there are insufficient votes at the time of the Special Meeting to constitute a quorum.

THE BOARD RECOMMENDS THAT SHAREHOLDERS OF THE TRUST
VOTE “FOR” APPROVAL OF ADJOURNMENTS.

GENERAL INFORMATION

Solicitation of Proxies

Proxies will be solicited by the Trust primarily by mail. The solicitation may also include telephone, facsimile, electronic or oral communications by certain officers or employees of the Trust, none of whom will be paid for these services, or by a third-party proxy solicitation firm. The Trust has retained AST Fund Solutions, LLC to assist in the solicitation of proxies. The costs (including the costs of printing, mailing, tabulating, and soliciting proxies) associated with the Special Meeting will be paid by the Trust and are estimated to be approximately $383,620 in the aggregate. The Trust may also request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the Funds held of record by such persons. The

Trust may reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation, including reasonable expenses in communicating with persons for whom they hold shares of a Fund.

If sufficient votes are not received by the date of the Special Meeting, a person named as proxy may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address. However, each shareholder will receive separate Proxy Cards. If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call the toll-free number previously disclosed in this Proxy Statement shown opposite your Fund’s name or write to the Funds at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Voting Proxies

You should read the entire Proxy Statement before voting. If you sign and return the accompanying Proxy Card, you may revoke it by giving written notice of such revocation to the Secretary of the Trust prior to the Special Meeting or by delivering a subsequently dated proxy card or by attending and voting at the Special Meeting in person. Proxies voted by telephone or internet may be revoked at any time before they are voted by proxy voting again through the website or toll-free number listed in the enclosed proxy card. Properly executed proxies will be voted, as you instruct, by the persons named in the accompanying proxy card. In the absence of such direction, however, the persons named in the accompanying proxy card intend to vote “FOR” the Proposals and may vote at their discretion with respect to other matters not now known to the Board that may be presented at the Special Meeting. Attendance by a shareholder at the Special Meeting does not, in itself, revoke a proxy.

Quorum Required

The Trust must have a quorum of shares represented at the Special Meeting, in person or by proxy, to take action on any matter relating to the Trust. A quorum is constituted by the presence in person or by proxy of at least one-third of the aggregate number of outstanding shares of the Trust entitled to vote on a Proposal at the Special Meeting.

Abstentions and Broker Non-Votes

    For purposes of determining the presence of a quorum for Proposal 1 and Proposal 2, abstentions and broker “non-votes” will be counted as outstanding and entitled to vote for purposes of determining whether a quorum is present at the Special Meeting, but will not be counted as shares voted with respect to the Proposals. Broker “non-votes” occur when a nominee holding Shares for a beneficial owner does not vote on a proposal because the nominee does not have discretionary voting powers with respect to that proposal and has not received instructions from the beneficial owner. Abstentions and broker non-votes will have no effect on the vote on Proposal 1. Abstentions and broker non-votes will have the effect of an “against” vote on Proposal 2 since such shares are not voted in favor of the Proposal.

Adjournment

One or more adjournments of the Special Meeting may be made without notice other than an announcement at the Special Meeting, to the extent permitted by applicable law and the Trust’s governing documents. Any adjournment of the Special Meeting must be held within a reasonable time after the date set for the Special Meeting. Any adjournment of the Special Meeting for the purpose of soliciting additional proxies will allow the Trust’s shareholders who have already sent in their proxies to revoke them at any time before their use at the Special Meeting, as adjourned.

Required Vote

Proposal 1: The election of the Nominees will be voted upon separately by shareholders of the Funds of the Trust in the aggregate; that is, regardless of the Fund in which you are a shareholder, you have the right to vote for or to withhold your vote for each Nominee on a one vote per share basis without differentiation between the separate Funds. The Nominees will be elected as Trustees if they receive the affirmative vote of a plurality of votes cast by all shares of the Trust in the aggregate at the Special Meeting at which a quorum is present. A plurality vote means that the four Nominees that receive the largest number of votes will be elected as Trustees. Because the Nominees are running unopposed, all four Nominees are expected to be elected as Trustees as all Nominees who receive votes in favor will be elected, while votes not cast or votes to withhold will have no effect on the election outcome.

Proposal 2: The approval of any adjournment(s) of the Special Meeting requires the vote of a majority of the votes cast, either in person or by proxy, at the Special Meeting, even if the number of votes cast is fewer than the number required for a quorum.

OTHER INFORMATION ABOUT THE FUNDS

Information About Investment Advisers to the Funds

The investment advisers to the Funds, and their respective addresses, are as follows:

Fund/Fund Family	Investment Adviser	Principal Business Address
Barrett Growth Fund	Barrett Asset Management, LLC	90 Park Avenue, New York, NY 10016
Bright Rock Funds Bright Rock Mid Cap Growth Fund Bright Rock Quality Large Cap Fund	Bright Rock Capital Management, LLC	2036 Washington Street, Hanover, Massachusetts 02339
Convergence Long/Short Equity Fund	Convergence Investment Partners, LLC	3801 PGA Boulevard, Suite 1001, Palm Beach Gardens, FL 33410
CrossingBridge Funds CrossingBridge Low Duration High Yield Fund CrossingBridge Pre-Merger SPAC ETF CrossingBridge Responsible Credit Fund CrossingBridge Ultra-Short Duration Fund	CrossingBridge Advisors, LLC	427 Bedford Road, Suite 230, Pleasantville, New York 10570
Dearborn Partners Rising Dividend Fund	Dearborn Partners L.L.C.	200 West Madison Street, Suite 1950, Chicago, Illinois 60606
Jensen Funds Jensen Global Quality Growth Fund Jensen Quality Value Fund	Jensen Investment Management, Inc.	5500 Meadows Road, Suite 200, Lake Oswego, Oregon 97035-3623
Mairs & Power Minnesota Municipal Bond ETF	Mairs & Power, Inc.	W1520 First National Bank Building, 332 Minnesota Street, St. Paul, Minnesota 55101
Marketfield Fund	Marketfield Asset Management LLC	369 Lexington Avenue, 3rd Floor, New York, New York 10017
Performance Trust Funds Performance Trust Credit Fund Performance Trust Municipal Bond Fund Performance Trust Strategic Bond Fund	PT Asset Management, LLC	500 West Madison, Suite 470, Chicago, Illinois 60661

Fund/Fund Family	Investment Adviser	Principal Business Address
PMC Funds PMC Core Fixed Income Fund* PMC Diversified Equity Fund	Envestnet Asset Management, Inc. *Sub-advised by Neuberger Berman Investment Advisers, LLC	35 East Wacker Drive, Suite 2400, Chicago, Illinois 60601 *NBIA’s principal business address is 190 South LaSalle Street, Suite 2400, Chicago, Illinois 60603
Rockefeller Funds
Rockefeller Climate Solutions Fund
Rockefeller Core Taxable Bond Fund
Rockefeller Equity Allocation Fund
Rockefeller Intermediate Tax Exempt National Bond Fund
Rockefeller Intermediate Tax Exempt New York Bond Fund
	Rockefeller & Co. LLC (d/b/a Rockefeller Capital Management)	45 Rockefeller Plaza, Fifth Floor, New York, New York 10111
Terra Firma US Concentrated Realty Equity Fund	Terra Firma Asset Management, LLC	75 Broadway Street, Suite 202, San Francisco, California, 94111

Information about Other Service Providers to the Funds

Quasar Distributors, LLC, 111 East Kilbourn Avenue, Suite 2200, Milwaukee, Wisconsin 53202, serves as principal underwriter to the following Funds:

Barrett Growth Fund	Jensen Quality Value Fund
Bright Rock Mid Cap Growth Fund	Marketfield Fund
Bright Rock Quality Large Cap Fund	Rockefeller Climate Solutions Fund
Convergence Long/Short Equity Fund	Rockefeller Core Taxable Bond Fund
CrossingBridge Low Duration High Yield Fund	Rockefeller Equity Allocation Fund
CrossingBridge Responsible Credit Fund	Rockefeller Intermediate Tax Exempt National Bond Fund
CrossingBridge Ultra-Short Duration Fund	Rockefeller Intermediate Tax Exempt New York Bond Fund
Dearborn Partners Rising Dividend Fund	Terra Firma US Concentrated Realty Equity Fund
Jensen Global Quality Growth Fund

Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, serves as principal underwriter to the following Funds:

CrossingBridge Pre-Merger SPAC ETF	Performance Trust Strategic Bond Fund
Mairs & Power Minnesota Municipal Bond ETF	PMC Core Fixed Income Fund
Performance Trust Credit Fund	PMC Diversified Equity Fund
Performance Trust Municipal Bond Fund

The Funds’ administrator, transfer agent and dividend disbursing agent is U.S. Bancorp Fund Services, LLC (doing business as U.S. Bank Global Fund Services), 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Information About the Independent Public Accounting Firms for the Funds

Cohen & Company, Ltd. (“Cohen”), 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, serves as the independent registered public accounting firm for the following Funds:

Barrett Growth Fund	Jensen Quality Value Fund
Convergence Long/Short Equity Fund	Jensen Global Quality Growth Fund
CrossingBridge Low Duration High Yield Fund	Mairs & Power Minnesota Municipal Bond ETF

CrossingBridge Pre-Merger SPAC ETF	Performance Trust Credit Fund
CrossingBridge Responsible Credit Fund	Performance Trust Municipal Bond Fund
CrossingBridge Ultra-Short Duration Fund	Performance Trust Strategic Bond Fund
Dearborn Partners Rising Dividend Fund

Deloitte & Touche LLP (“Deloitte”), 111 South Wacker Drive, Chicago, Illinois 60606 serves as the independent registered public accounting firm for the following Funds:

Bright Rock Mid Cap Growth Fund	Rockefeller Core Taxable Bond Fund
Bright Rock Quality Large Cap Fund	Rockefeller Equity Allocation Fund
Marketfield Fund	Rockefeller Intermediate Tax Exempt National Bond Fund
PMC Core Fixed Income Fund	Rockefeller Intermediate Tax Exempt New York Bond Fund
PMC Diversified Equity Fund	Terra Firma US Concentrated Realty Equity Fund
Rockefeller Climate Solutions Fund

Further information about Cohen and Deloitte (the “Auditors”) can be found in Exhibit B. Representatives of the Auditors are not expected to be in attendance at the Special Meeting.

Outstanding Shares of the Funds and Shareholders Entitled to Vote

The Trust currently offers shares of 24 series which are operational, each of which represents a separate investment portfolio. The record holders of outstanding shares of each series of the Trust are entitled to vote one vote per share (and a fractional vote per fractional share) on all matters presented at the Special Meeting with respect to the Trust and not any individual series of the Trust, including the Proposals. Shareholders of the Trust at the close of business on February 7, 2022, the Record Date, will be entitled to be present and vote at the Special Meeting. As of that date, there were 534,673,510.963 shares of the Trust outstanding and entitled to vote, representing total net assets of approximately $11,627,003,481 of the Trust.

Fund and Class	Number of Issued and Outstanding Shares

Barrett Growth Fund	1,149,219.387

Bright Rock Mid Cap Growth Fund
Institutional Class	3,844,796.443
Investor Class	not currently offered

Bright Rock Quality Large Cap Fund
Institutional Class	15,163,760.847
Investor Class	not currently offered

Convergence Long/Short Equity Fund
Institutional Class	1,698,633.966

CrossingBridge Low Duration High Yield Fund
Investor Class	not currently offered
Institutional Class	45,646,190.398

CrossingBridge Pre-Merger SPAC ETF	2,390,000.000

CrossingBridge Responsible Credit Fund	1,690,497.366
Institutional Class

CrossingBridge Ultra-Short Duration Fund	5,990,334.641
Institutional Class

Fund and Class	Number of Issued and Outstanding Shares

Dearborn Partners Rising Dividend Fund
Class A	6,904,710.179
Class C	5,205,037.639
Class I	9,719,597.000

Jensen Global Quality Growth Fund
I Shares	2,227,577.889
J Shares	145,858.648
Y Shares	170,353.111

Jensen Quality Value Fund
I Shares	6,210,534.308
J Shares	2,622,931.360
Y Shares	3,129,851.369

Mairs & Power Minnesota Municipal Bond ETF	740,000.000

Marketfield Fund
Class A	2,222,382.181
Class C	768,852.438
Class I	3,933,012.086

Performance Trust Credit Fund
Institutional Class	3,424,205.860

Performance Trust Municipal Bond Fund
Institutional Class	3,703,299.858
Class A	2,297,988.272

Performance Trust Strategic Bond Fund
Institutional Class	299,074,306.158
Class A	1,544,558.217
Class C	2,644,008.612

PMC Core Fixed Income Fund
Advisor Class	3,546,497.867
Institutional Class	25,113,729.697

PMC Diversified Equity Fund
Advisor Class	4,768,844.190
Institutional Class	32,044,939.488

Rockefeller Climate Solutions Fund
Institutional Class	98,339.698
Class A	11,370,824.280

Rockefeller Core Taxable Bond Fund
Institutional Class	6,256,900.056
Advisor Class	not currently offered

Rockefeller Equity Allocation Fund
Institutional Class	5,245,709.991
Advisor Class	not currently offered

Rockefeller Intermediate Tax Exempt National Bond Fund

Fund and Class	Number of Issued and Outstanding Shares
Institutional Class	7,599,290.148
Advisor Class	not currently offered

Rockefeller Intermediate Tax Exempt New York Bond Fund
Institutional Class	3,876,159.251
Advisor Class	not currently offered

Terra Firma US Concentrated Realty Equity Fund
Institutional Class	383,251.441
Open Class	1,255,746.010

Principal Holders of Trust for Professional Managers (all Funds combined)

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding Shares of a Fund. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control. A controlling person possesses the ability to control the outcome of matters submitted for shareholder vote by the Funds. As of the Record Date, no person was a control person of any Fund, and all Trustees, Nominees and officers of the Trust as a group owned beneficially (as defined in Section 13(d) of the Securities Exchange Act of 1934) less than 1% of each share class of each Fund and the Trust as a whole.

As of the Record Date, the following shareholders were considered to be principal shareholders of the Funds:

Fund and Class	Name and Address	Number of Shares	% Ownership	Type of Ownership

Barrett Growth Fund	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	414,025.989	36.03%	Record
	Mid Atlantic Trust Company FBO Barrett Asset Management LLC 401K Profit Sharing Plan & Trust 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222-4228	85,163.022	7.41%	Record
	Elizabeth Swope GST Tax Exempt Trust c/o Barrett Asset Management, LLC 90 Park Avenue New York, New York 10016-3101	83,721.540	7.29%	Beneficial

Bright Rock Mid Cap Growth Fund
Institutional Class	SEI Private Trust Company FBO Rockland Trust Company 1 Freedom Valley Drive Oaks, PA 19456-9989	3,784,828.902	98.44%	Record

Bright Rock Quality Large Cap Fund
Institutional Class	SEI Private Trust Company FBO Rockland Trust Company 1 Freedom Valley Drive Oaks, PA 19456-9989	14,654,247.702	96.64%	Record

Fund and Class	Name and Address	Number of Shares	% Ownership	Type of Ownership
Convergence Long/Short Equity Fund
Institutional Class	Charles Schwab & Company, Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	928,851.852	54.68%	Record
	National Financial Services LLC 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	433,959.595	25.55%	Record
	JP Morgan Securities LLC 1 Metrotech Center North, Floor 3 Brooklyn, NY 11201-3873	156,583.305	9.22%	Record

CrossingBridge Low Duration High Yield Fund
Institutional Class	Charles Schwab & Company, Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	13,875,234.062	30.40%	Record
	National Financial Services LLC 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	12,693,754.543	27.81%	Record
	SEI Private Trust Company Attn Mutual Funds One Freedom Valley Drive Oaks, PA 19456-9989	3,860,560.408	8.46%	Record
	LPL Financial FBO Customer Accounts Attn Mutual Fund Operations 4707 Executive Drive San Diego, CA 92121-3091	3,048,749.346	6.68%	Record

CrossingBridge Pre-Merger SPAC ETF
	TD Ameritrade, Inc. For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, NE 68103-2226	1,327,857.000	55.56%	Record
	Charles Schwab & Company, Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	408,363.000	17.09%	Record
	RBC Capital Markets 3 World Financial Center 200 Vesey Street, 9th Floor New York, NY 10281	255,553.000	10.69%	Record
	National Financial Services LLC 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	140,153.000	5.86%	Record

CrossingBridge Responsible Credit Fund
Institutional Class	Charles Schwab & Company, Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	1,408,862.379	83.34%	Record

Fund and Class	Name and Address	Number of Shares	% Ownership	Type of Ownership
	CrossingBridge Advisors LLC 427 Bedford Road, Suite 230 Pleasantville, NY 10570-3059	101,469.331	6.00%	Record

CrossingBridge Ultra-Short Duration Fund
Institutional Class	National Financial Services LLC 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	5,481,650.271	91.51%	Record
	Charles Schwab & Company, Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	333,412.613	5.57%	Record

Dearborn Partners Rising Dividend Fund
Class A	Charles Schwab & Co., Inc. Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1905	3,083,489.195	44.66%	Record
	Pershing, LLC PO Box 2052 Jersey City, NJ 07303-2052	2,598,487.290	37.63%	Record

Class C	Charles Schwab & Co., Inc. Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1905	2,985,875.434	57.37%	Record
	Pershing, LLC PO Box 2052 Jersey City, NJ 07303-2052	692,583.609	13.31%	Record

Class I	Charles Schwab & Co., Inc. Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1905	3,407,373.395	35.06%	Record
	Pershing, LLC PO Box 2052 Jersey City, NJ 07303-2052	1,256,906.523	12.93%	Record

Jensen Global Quality Growth Fund
I Shares	Charles Schwab & Co., Inc. Reinvestment Account Special Custody Account FBO Its Customers 211 Main Street San Francisco, CA 94105-1905	125,688.815	86.17%	Record
	Eric H. Schoenstein & Kelly K.Douglas JTWROS c/o Jensen Investments Management, Inc. 5500 Meadows Road, Suite 200 Lake Oswego, OR 97035-3623	20,169.833	13.83%	Beneficial

J Shares	Wells Fargo Clearing Services LLC 1 North Jefferson Avenue MSC MO3970 St. Louis, MO 63103-2287	99,529.362	58.43%	Record

Fund and Class	Name and Address	Number of Shares	% Ownership	Type of Ownership
	Charles Schwab & Co., Inc. Reinvestment Account Special Custody Account FBO Its Customers 211 Main Street San Francisco, CA 94105-1905	46,144.383	27.09%	Record
	Eric H. Schoenstein & Kelly K.Douglas JTWROS c/o Jensen Investments Management, Inc. 5500 Meadows Road, Suite 200 Lake Oswego, OR 97035-3623	20,113.298	11.81%	Beneficial

Y Shares	Pershing, LLC PO Box 2052 Jersey City, NJ 07303-2052	2,083,400.409	93.53%	Record

Jensen Quality Value Fund
I Shares	Raymond James Omnibus for Mutual Funds 880 Carillon Parkway St. Petersburg, FL 33716-1100	2,958,180.376	47.63%	Record
	National Financial Services, LLC For the Exclusive Benefit of Customers Attn: Mutual Funds Dept. 499 West Washington Boulevard, 5th Floor Jersey City, NJ 07310-2010	1,291,467.095	20.79%	Record
	Charles Schwab & Co., Inc. Reinvestment Account Special Custody Account FBO Its Customers 211 Main Street San Francisco, CA 94105-1905	641,997.661	10.34%	Record
	TD Ameritrade, Inc. For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, NE 68103-2226	456,255.316	7.35%	Record
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	256,687.413	4.13%	Record

J Shares	Charles Schwab & Co., Inc. Reinvestment Account Special Custody Account FBO Its Customers 211 Main Street San Francisco, CA 94105-1905	1,079,731.646	41.17%	Record
	National Financial Services, LLC For the Exclusive Benefit of Customers Attn: Mutual Funds Dept. 499 West Washington Boulevard, 5th Floor Jersey City, NJ 07310-2010	883,125.390	33.67%	Record
	TD Ameritrade, Inc. For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, NE 68103-2226	228,905.925	8.73%	Record
	Wells Fargo Clearing Services LLC 1 North Jefferson Avenue MSC MO3970 St. Louis, MO 63103-2287	115,290.025	4.40%	Record

Y Shares	Pershing, LLC PO Box 2052 Jersey City, NJ 07303-2052	2,899,993.139	92.66%	Record

Fund and Class	Name and Address	Number of Shares	% Ownership	Type of Ownership
Mairs & Power Minnesota Municipal Bond ETF
	Charles Schwab & Co., Inc. Reinvestment Account Special Custody Account FBO Its Customers 211 Main Street San Francisco, CA 94105-1905	265,753.000	35.91%	Record
	TD Ameritrade, Inc. For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, NE 68103-2226	157,169.000	21.24%	Record
	National Financial Services, LLC For the Exclusive Benefit of Customers Attn: Mutual Funds Dept. 499 West Washington Boulevard, 5th Floor Jersey City, NJ 07310-2010	116,303.000	15.72%	Record
	Vanguard Brokerage Services P.O. Box 1170 Valley Forge, PA 19482-1170	64,015.000	8.65%	Record
	Goldman Sachs Asset Management, L.P. 200 West Street New York, NY 10282	44,788.000	6.05%	Record

Marketfield Fund
Class A	Morgan Stanley Smith Barney LLC 1 New York Plaza, Floor 12 New York, NY 10004-1965	429,819.454	19.34%	Record
	National Financial Services, LLC 499 Washington Boulevard Jersey City, NJ 07310-1995	358,335.012	16.12%	Record
	Merrill Lynch Pierce, Fenner & Smith For the Sole Benefit of its Customers 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	312,344.254	14.05%	Record
	LPL Financial Omnibus Customer Account 4707 Executive Drive San Diego, CA 92121-3091	137,717.465	6.20%	Record
	Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105-1905	130,866.641	5.89%	Record
	Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customers 2801 Market Street St. Louis, MO 63103-2523	118,092.064	5.31%	Record

Class C	UBS WM USA Special Custody Account 1000 Harbor Boulevard, 5th Floor Weehawken, NJ 07086-6761	251,142.265	32.66%	Record
	Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customers 2801 Market Street St. Louis, MO 63103-2523	246,842.303	32.11%	Record
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	91,859.516	11.95%	Record
	National Financial Services, LLC 499 Washington Boulevard Jersey City, NJ 07310-1995	39,001.465	5.07%	Record

Fund and Class	Name and Address	Number of Shares	% Ownership	Type of Ownership
Class I	UBS WM USA Special Custody Account 1000 Harbor Boulevard, 5th Floor Weehawken, NJ 07086-6761	561,265.474	14.27%	Record
	National Financial Services, LLC 499 Washington Boulevard Jersey City, NJ 07310-1995	555,919.875	14.13%	Record
	Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105-1905	406,700.658	10.34%	Record
	Michael Shaoul c/o Marketfield Asset Management 369 Lexington Avenue, 3rd Floor New York, NY 10017	404,374.903	10.28%	Beneficial
	Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customers 2801 Market Street St. Louis, MO 63103-2523	297,194.595	7.56%	Record
	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, NE 68103-2226	281,283.606	7.15%	Record

Performance Trust Credit Fund
Institutional Class	Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105-1905	1,703,406.190	49.75%	Record
	Byline Bank - Wealth Management 820 Church Street Evanston, IL 60201-5603	759,526.196	22.18%	Record
	TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	547,639.105	15.99%	Record
	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310-1995	315,150.557	9.20%	Record

Performance Trust Municipal Bond Fund
Institutional Class	Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105-1905	9,635,318.544	26.99%	Record
	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310-1995	7,078,295.215	19.83%	Record
	Raymond James 880 Carillion Parkway St. Petersburg, FL 33716-1100	6,616,331.641	18.53%	Record
	UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086-6761	3,423,048.180	9.59%	Record
	TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	3,200,850.357	8.97%	Record
	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	2,630,479.046	7.37%	Record

Class A	Charles Schwab & Co. Inc 211 Main Street San Francisco, CA 94105-1905	1,441,065.154	62.71%	Record

Fund and Class	Name and Address	Number of Shares	% Ownership	Type of Ownership
	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310-1995	428,111.779	18.63%	Record
	Raymond James 880 Carillion Parkway St. Petersburg, FL 33716-1100	225,299.902	9.80%	Record
	TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	137,683.644	5.99%	Record

Performance Trust Strategic Bond Fund
Institutional Class	Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105-1905	80,196,752.850	26.81%	Record
	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310-1995	60,562,676.926	20.25%	Record
	Raymond James 880 Carillion Parkway St. Petersburg, FL 33716-1100	37,888,115.829	12.67%	Record
	UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086-6761	29,603,759.709	9.90%	Record
	TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	23,480,721.799	7.85%	Record
	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	23,216,425.078	7.76%	Record
	Morgan Stanley Smith Barney LLC 1 New York Plaza, Floor 12 New York, NY 10004-1932	20,215,323.331	6.76%	Record

Class A	Morgan Stanley Smith Barney LLC 1 New York Plaza, Floor 12 New York, NY 10004-1932	566,701.605	36.69%	Record
	Raymond James 880 Carillion Parkway St. Petersburg, FL 33716-1100	550,588.937	35.65%	Record
	Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105-1905	186,394.835	12.07%	Record
	UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086-6761	126,540.646	8.19%	Record

Class C	Morgan Stanley Smith Barney LLC 1 New York Plaza, Floor 12 New York, NY 10004-1932	1,180,049.408	44.63%	Record
	Raymond James 880 Carillion Parkway St. Petersburg, FL 33716-1100	932,739.673	35.28%	Record
	Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105-1905	277,883.091	10.51%	Record
	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	210,658.668	7.97%	Record

Fund and Class	Name and Address	Number of Shares	% Ownership	Type of Ownership
PMC Core Fixed Income Fund
Advisor Class	National Financial Services LLC 200 Liberty Street New York, NY 10281-1003	1738408.035	49.02%	Record
	Pershing LLC 1 Pershing Plaza, Floor 14 Jersey City, NJ 07399-0002	837837.383	23.62%	Record
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	701149.635	19.77%	Record

Institutional Class	National Financial Services LLC 200 Liberty Street New York, NY 10281-1003	20414418.959	81.29%	Record
	Pershing LLC 1 Pershing Plaza, Floor 14 Jersey City, NJ 07399-0002	4644886.39	18.50%	Record

PMC Diversified Equity Fund
Advisor Class	National Financial Services LLC 200 Liberty Street New York, NY 10281-1003	2620164.08	54.94%	Record
	Pershing LLC 1 Pershing Plaza, Floor 14 Jersey City, NJ 07399-0002	1028916.292	21.58%	Record
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	780895.236	16.37%	Record

Institutional Class	National Financial Services LLC 200 Liberty Street New York, NY 10281-1003	26982201.977	84.20%	Record
	Pershing LLC 1 Pershing Plaza, Floor 14 Jersey City, NJ 07399-0002	4964549.187	15.49%	Record

Rockefeller Climate Solutions Fund
Institutional Class	SEI Private Trust Company Attn Mutual Funds One Freedom Valley Drive Oaks, PA 19456-9989	3,644,798.300	32.05%	Record
	Pleiades Trust Robert Leberman, Treasurer U/A 01/01/2009 1325 Airmotive Way, Suite 340 Reno, NV 89502-3299	2,998,383.435	26.37%	Record
	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310-1995	2,992,907.745	26.32%	Record
	JP Morgan Securities LLC 1 Metrotech Center North, Floor 3 Brooklyn, NY 11201-3873	1,504,157.123	13.23%	Record

Class A	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310-1995	98,339.698	100.00%	Record

Rockefeller Core Taxable Bond Fund
Institutional Class	SEI Private Trust Company Attn Mutual Funds One Freedom Valley Drive Oaks, PA 19456-9989	4,342,677.927	69.41%	Record

Fund and Class	Name and Address	Number of Shares	% Ownership	Type of Ownership
	JP Morgan Securities LLC 1 Metrotech Center North, Floor 3 Brooklyn, NY 11201-3873	1,170,096.355	18.70%	Record
	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310-1995	472,705.809	7.55%	Record

Rockefeller Equity Allocation Fund
Institutional Class	SEI Private Trust Company Attn Mutual Funds One Freedom Valley Drive Oaks, PA 19456-9989	3,458,758.944	65.94%	Record
	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310-1995	1,121,539.039	21.38%	Record
	JP Morgan Securities LLC 1 Metrotech Center North, Floor 3 Brooklyn, NY 11201-3873	337,633.745	6.44%	Record
	BNY Mellon NA P.O. Box Pittsburgh, PA 15253-4005	285,165.304	5.44%	Record

Rockefeller Intermediate Tax Exempt National Bond Fund
Institutional Class	SEI Private Trust Company Attn Mutual Funds One Freedom Valley Drive Oaks, PA 19456-9989	5,286,399.040	69.56%	Record
	JP Morgan Securities LLC 1 Metrotech Center North, Floor 3 Brooklyn, NY 11201-3873	1,408,619.437	18.54%	Record
	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310-1995	893,370.053	11.76%	Record

Rockefeller Intermediate Tax Exempt New York Bond Fund
Institutional Class	SEI Private Trust Company Attn Mutual Funds One Freedom Valley Drive Oaks, PA 19456-9989	2,960,186.355	76.37%	Record
	JP Morgan Securities LLC 1 Metrotech Center North, Floor 3 Brooklyn, NY 11201-3873	659,072.390	17.00%	Record
	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310-1995	256,900.506	6.63%	Record

Terra Firma US Concentrated Realty Equity Fund
Institutional Class	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310-1995	241,894.276	63.12%	Record
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	57,585.462	15.03%	Record
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94105	30,139.152	7.86%	Record
	UBS Financial Services Inc. 499 Washington Boulevard Jersey City, NJ 07310-1995	28,316.591	7.39%	Record

Fund and Class	Name and Address	Number of Shares	% Ownership	Type of Ownership
Open Class	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310-1995	815,016.612	64.90%	Record
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94105	271,886.772	21.65%	Record

Other Matters to Come Before the Special Meeting

The Trust is not aware of any other matters to be presented at the Special Meeting other than the Proposals described above. If other business should properly come before the Special Meeting, the persons named in properly executed proxies have discretionary authority to vote such proxies thereon in accordance with their best judgment.

Shareholder Proposals

    The Trust’s governing instruments do not provide for annual meetings of shareholders, and the Trust does not currently intend to hold such meetings in the future. Shareholders who wish to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposals to the Secretary of the Trust, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. Proposals must be received a reasonable time before the Trust begins to print and send its proxy materials to be considered for inclusion in the proxy materials for the Special Meeting. Any shareholder proposal that is not submitted a reasonable time before the Trust sends out its proxy materials will be considered untimely and will not be included in the proxy materials. Timely submission of a proposal does not, however, necessarily mean the proposal will be included.

Communication with Trustees

    Shareholders wishing to communicate with the Board or individual Trustees should send such correspondence to the Secretary of the Trust, c/o U.S. Bank Global Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

Legal Proceedings

The Board is not aware of any legal proceedings involving the Trustees, Nominees or officers of the Trust to which such person has a material interest adverse to any Fund or the Trust, nor is the Board aware of any legal proceeding involving the Trustees, the Nominees or officers of the Trust that would be material to the evaluation of the ability or integrity of such person such that disclosure would be required.

Exhibit A
Nominating Committee Charter
Adopted October 5, 2004
Amended and Restated January 17, 2020

I. Purpose

The purpose of the Nominating Committee (the “Committee”) of the Board of Trustees (the “Board”) of Trust for Professional Managers (the “Trust”) is to provide assistance to the Board in the selection of candidates for election to the Board, including identifying, as necessary, new candidates who are qualified to serve as Trustees of the Trust and recommending to the Board the candidates for election to the Board.

II. Committee Composition

The Committee shall be composed of at least two members, consisting entirely of Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (each, an “Independent Trustee”).

The members of the Committee shall be appointed by the Board to hold such office and will serve until he or she resigns, is removed by the Board or is replaced by a duly appointed successor. The members of the Committee may designate a Committee Chair by majority vote of the full Committee membership. If a Committee Chair is appointed, the Chair will preside at all Committee meetings and have such other duties and powers as may be determined by the Board.

III. Committee Meetings and Reports

The Committee shall meet as frequently as the Committee deems necessary. The Committee may request that any Trust officer, legal counsel or others attend the meeting. Special meetings of the Committee may be called at any time by any member thereof on not less than one day’s notice. The Committee shall report periodically to the Board regarding the Committee’s activities, findings and recommendations.

The Committee may conduct its business and affairs at any time or location it deems appropriate. Attendance and participation in a meeting may take place by telephone or video conference or through the use of similar communications equipment by means of which all persons participating in the meeting can hear each other. Any action to be taken at any meeting of the Committee may be taken without a meeting, if a majority of the members of the Committee consent thereto in writing and such writing or writings are filed with the minutes of the Committee. All decisions of the Committee at a meeting shall be determined by the affirmative vote of a majority of the Committee members (provided a quorum is present). At any meeting of the Committee, a majority of the Committee members shall constitute a quorum. A report of any actions taken by the Committee shall be delivered at the next meeting of the Board.

IV. Responsibilities, Duties and Powers

Control of the selection and nomination process at all times should rest with the Committee. This Charter is not intended to supplant or limit the ability of the Trust’s shareholders under applicable state law or federal law to nominate Trustees. The Committee will consider Trustee nominations recommended by shareholders. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board. Such recommendations for consideration by the Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed nominee. Such nominations, together with all required biographical information, must be delivered to and received by the President of the Trust at the principal executive offices of the Trust not later than 60 days prior to the shareholder meeting at which any such nominee would be voted on. The Committee’s policy as stated herein with respect to reviewing shareholder nominations will be disclosed in the Trust’s registration statement and as otherwise required by applicable securities laws.

The Committee, however, should not view participation by shareholders in this process as precluding or excusing it from the responsibility to canvass, recruit, interview and solicit Trustee candidates.

The specific responsibilities, duties and powers of the Committee are as follows:

•Develop and recommend to the Board for adoption guidelines for selecting candidates for election to the Board, and periodically review such guidelines and recommend to the Board for adoption amendments to such guidelines that the Committee deems necessary or appropriate. A copy of the guidelines adopted by the Board is attached hereto as Appendix A.

•Identify, as necessary, new candidates who are qualified for Board membership, in accordance with the guidelines adopted by the Board.

•Review and evaluate the qualifications of all candidates proposed for Board membership, including any candidates nominated by shareholders, in light of the guidelines adopted by the Board.

•Recommend to the Board the nominees to stand for election at any meeting of shareholders of the Trust required to be held and, as necessary or deemed appropriate, recommend nominees to fill vacancies on the Board.

•Evaluate the independence of any proposed Independent Trustee candidate.

•Review and reassess the adequacy of this Charter periodically and recommend any proposed changes to the Board for approval.

•Undertake such additional activities within the scope of the purpose of the Committee as the Committee or the Board may from time to time determine.

Appendix A

GUIDELINES FOR SELECTING BOARD CANDIDATES

In considering possible candidates for election as a Trustee, the Committee will consider the guidelines set forth herein. The Committee will generally consider such candidate’s educational background, business or professional experience, and reputation. The Committee will endeavor to identify qualified candidates who reflect a diversity of experience, gender, race, ethnicity and age.

The Board should include:

•Trustees who will bring to the Board a variety of experience and backgrounds.
•Trustees who have substantial business and/or financial expertise.
•Trustees who may have substantial experience outside the business community – in academia, for example.
•Trustees who will represent the balanced, best interests of Trust shareholders as a whole, rather than special interest groups or constituencies.

Each Trustee should:

•Be an individual of the highest character and integrity and have an inquiring mind, vision and the ability to work well with others.
•Be free of any conflict of interest which would violate any applicable law or regulation or interfere with the proper performance of the responsibilities of a Trustee.
•Have sufficient time available to devote to the affairs of the Trust in order to carry out the responsibilities of a Trustee.

Each Independent Trustee should also:

•Be independent from relationships with the Trust’s investment advisers and other principal service providers both within the terms and the spirit of the statutory independence requirements specified under the Investment Company Act of 1940, as amended, and the rules and interpretations thereunder.

Exhibit B

Audit Fees

For each Fund for which Cohen served as the independent registered public accounting firm for the Fund’s two most recent fiscal years ended 2020 and 2021, aggregate fees billed by Cohen for the audit of the applicable Funds’ financial statements and services that are normally provided by Cohen in connection with statutory and regulatory filings or engagements for those two fiscal years were $160,000 and $200,000, respectively.

For each Fund for which Deloitte served as the independent registered public accounting firm for the Fund’s two most recent fiscal years ended 2020 and 2021, aggregate fees billed by Deloitte for the audit of the applicable Funds’ financial statements and services that are normally provided by Deloitte in connection with statutory and regulatory filings or engagements for those two fiscal years were $349,600 and $388,300, respectively.

Audit-Related Fees

Neither Cohen nor Deloitte performed any assurance or services related to the performance of the audits of a Fund’s financial statements for the two most recent fiscal years ended in 2020 or 2021, respectively, which are not set forth under “Audit Fees” above.

Tax Fees

Cohen and Deloitte prepared federal and state income tax returns for each of the Funds, as applicable, for the two most recent fiscal years ended in 2020 and 2021, respectively. Aggregate fees billed to the Trust by Cohen for professional services for tax compliance, tax advice and tax planning were $29,500 and $33,500, respectively. Aggregate fees billed to the Trust by Deloitte for professional services for tax compliance, tax advice and tax planning were $70,550 and $77,650, respectively. All of these fees were required to be approved by the Audit Committee.

All Other Fees

Neither Cohen nor Deloitte performed services for the Trust or delivered any products to the Trust for any Fund’s two most recent fiscal years ended in 2020 or 2021, respectively, other than as set forth above.

Pre-Approval of Certain Services

The Audit Committee Charter requires pre-approval by the Trust of all auditing and permissible non-audit services to be provided to the Trust by Cohen and Deloitte, respectively, including fees. Accordingly, all of these non-audit services were required to be pre-approved, and all of these non-audit services were pre-approved by the Audit Committee.

Non-Audit Fees Paid by the Investment Adviser and Its Affiliates

For each Fund’s two most recent fiscal years ended in 2020 or 2021, respectively, Cohen and Deloitte, as applicable, did not bill for any non-audit fees except for the preparation of each Fund’s federal and state income tax returns for such fiscal years as set forth above, and did not bill the investment adviser or its affiliate that provided ongoing services to such Fund for any non-audit fees.

TRUST FOR
PROFESSIONAL MANAGERS

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below
3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

CONTROL NUMBER 12345678910

SHAREHOLDER'S REGISTRATION PRINTED HERE

BOXES FOR TYPSETTING PURPOSES ONLY

THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 6x9 ENVELOPES.

[FUND NAME INSERTED HERE]

A Series of Trust for Professional Managers

Special Joint Meeting of Shareholders, April 6, 2022

The undersigned, revoking prior proxies, hereby appoints John P. Buckel and Jennifer A. Lima, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Joint Meeting of Shareholders for the Trust for Professional Managers (the "Trust") to be held at 615 East Michigan Street, Milwaukee, Wisconsin 53202, at 11:00 a.m. Central Time, or at any adjournment thereof, upon the Proposals described in the Special Joint Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Trustees' recommendation.

Important Notice Regarding the Availability of Proxy Materials for the Special Joint Meeting of Shareholders to be held on April 6, 2022. The Proxy Statement of the Fund is available at:

https://vote.proxyonline.com/TPM/docs/trust2022.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

1

[FUND NAME INSERTED HERE]

PROXY CARD

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Proxy Statement for this Special Joint Meeting of Shareholders of the Trust to the Board of Trustees. Please sign your name exactly as it appears appear on this card (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

____
SIGNATURE (AND TITLE IF APPLICABLE) DATE

____
SIGNATURE (IF HELD JOINTLY) DATE

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ●

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
1. To approve the election of four Trustees to the Board of Trustees of the Trust to serve until his or her successor is elected and qualified.			
Nominees:	○	○	○

1. Vincent P. Lyles
2. Erik K. Olstein
3. Lisa Zùñiga Ramìrez
4. Gregory M. Wesley

*To withhold authority to vote for one or more specific nominees, but to vote for all other nominees, check the "FOR ALL EXCEPT" box and write the name(s) or number(s) of the excluded nominee(s) below:

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

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